ITEM 1. REPORT TO STOCKHOLDERS


John Hancock
Patriot
Preferred
Dividend Fund

ANNUAL REPORT

5.31.03

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 9

Trustees & officers
page 23

For your information
page 29


Dear Fellow Shareholders,

After a weak first quarter 2003 due to the stalled economy, rising oil prices and concerns about corporate earnings and the war in Iraq, the stock market staged a strong rebound in April and May, with the end of war and better-than-expected first-quarter corporate earnings. As a result, the major indexes wiped out their first-quarter losses and wound up gaining ground year to date through May 31, 2003. The Dow Jones Industrial Average returned 7.17% and the Standard & Poor's 500 Index rose 10.34%. A rebound in the distressed technology sector sent the tech-heavy Nasdaq Composite Index up 19.50%. Bonds, which have outperformed stocks for the last three years, continued their upward trend this year, as investors still sought their relative safety and growing demand pushed bond prices up.

After the jarring stock market losses of the last three years, it's a relief for investors to be reminded that the market is indeed cyclical, and does eventually move up -- not just down. But while the stock market has been making its way back, the ride has been extremely volatile. Uncertainty still abounds about the strength of the economy, geopolitical issues, corporate governance problems, rising unemployment and the sustainability of corporate earnings growth. Even though the statistics suggest we might be emerging from this long, difficult bear market, we're not quite ready to call it history.

While no one can predict whether this market upturn can be sustained, and when the bear market cycle will turn, investors can take charge of how they maneuver through such uncertain times. First, take a look at how your portfolio is allocated among stocks, bonds and cash to make sure it's in the proper balance. Work with your investment professional, who knows your long-term goals and can help keep you on the right track, rather than being lured by today's stars, which could wind up tomorrow's laggards. And as always, keep a long-term investment horizon. We believe this offers the best way for you to survive the tough times and reach your investment objectives.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of May 31, 2003. They are subject to change at any time.



YOUR FUND
AT A GLANCE

The Fund seeks
to provide high
current income,
consistent with
preservation of
capital, by invest-
ing primarily in
preferred stocks.

Over the last twelve months

* Preferred stocks performed well as interest rates fell and a dividend-tax cut loomed.

* Utility common stocks staged a second-half rally as demand strengthened.

* The Fund benefited from good security selection.

[Bar chart with heading "John Hancock Patriot Preferred Dividend Fund." Under the heading is a note that reads "Fund performance for the year ended May 31, 2003." The chart is scaled in increments of 7% with 0% at the bottom and 14% at the top. The first bar represents the 13.14% total return for John Hancock Patriot Preferred dividend Fund. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]

Top 10 issuers

 5.5%   Lehman Brothers Holdings, Inc.
 5.2%   Citigroup, Inc.
 5.1%   Bear Stearns Companies, Inc.
 4.8%   HSBC USA, Inc.
 4.4%   Alabama Power Co.
 4.3%   Anadarko Petroleum Corp.
 3.9%   J.P. Morgan Chase & Co.
 3.9%   SLM Corp.
 3.8%   FleetBoston Financial Corp.
 3.8%   Apache Corp.

As a percentage of net assets plus the value of preferred shares on May 31, 2003.



MANAGERS'
REPORT

BY GREGORY K. PHELPS AND MARK T. MALONEY FOR THE PORTFOLIO
MANAGEMENT TEAM

John Hancock
Patriot Preferred
Dividend Fund

Preferred stocks -- which make up the bulk of John Hancock Patriot Preferred Dividend Fund -- performed quite well during the 12 months ended May 31, 2003, in large part due to a second-half rally. Falling interest rates, punctuated by a surprise half-percentage-point rate cut by the Federal Reserve Board in November 2002, provided much of the fuel powering preferred stocks' gains. Because preferreds pay dividends at a fixed rate like the interest on a bond, preferred stocks tend to rally when interest rates drop, just as bonds do. Another factor that helped was stronger demand from income-seeking investors looking for significantly higher yields than what companies paid on their bonds and common stocks. Many preferred stocks continued to yield between 7% and 8%, outstripping by a fairly large margin the yields available on Treasury and corporate bonds, as well as the dividends paid on common stocks. Demand also strengthened in response to President Bush's proposed dividend tax-cut package. Even though the measure was passed by Congress in a much reduced form after the period ended, the anticipation that at least some form of dividend tax relief ultimately would be adopted was enough for investors to bid preferred-stock prices higher.

"Preferred stocks...
 performed quite well
 during the 12 months
 ended May 31, 2003..."

Utility common stocks -- the Fund's other primary area of emphasis -- were still mired in the remnants of the Enron debacle when the period began and their performance was quite disappointing in the final months of 2002. But conditions began to improve in early 2003, and utility stocks staged a heartening rally through the end of the period. Some of the group's better performance was due to investors' recognition that the sector had become undervalued relative to the market as a whole and relative to its historic value. Also aiding the group was the dividend tax-relief proposal. Through the years, utilities have offered consistently high dividends and were poised to benefit once the tax relief was enacted. And the utility companies also did their part to boost confidence. They began cleaning up their balance sheets by renewing or extending financing and ridding themselves of money-losing unregulated subsidiaries -- such as energy trading -- that caused them pain in the post-Enron environment.

[A photo of Greg Phelps and Mark Maloney flush right next to first paragraph.]

FUND PERFORMANCE

For the 12 months ended May 31, 2003, John Hancock Patriot Preferred Dividend Fund returned 13.14% at net asset value. By comparison, the average income and preferred stock closed-end fund returned 7.64%, according to Lipper, Inc. In the same 12-month period, the Dow Jones Utility Average -- which tracks the performance of 15 electric and natural gas utilities -- returned -10.60%, and the broader stock market, as measured by the Standard & Poor's 500 Index, returned -8.07%. We believe our outperformance stemmed primarily from good security selection in the preferred sector, and our decision to maintain holdings in utility common stocks, which rebounded in 2003 after struggling last fall.

"Some of the Fund's best
 performers were preferred
 stocks issued by financial
 services companies..."

LEADERS AND LAGGARDS

Some of the Fund's best performers were preferred stocks issued by financial services companies, benefiting from a confluence of favorable trends. Banks and other lenders -- such as student loan giant SLM Corp. -- were helped by favorable lending spreads, meaning they could borrow money at relatively low rates and lend it out at higher rates. Brokers -- such as Bear Stearns Companies -- got a small boost from the better equity market, which, in turn, fostered more trading revenues. Bear Stearns was also helped by the fact that it posted better financial results than many of its other broker competitors and by speculation that it is a takeover candidate.

[Table at top left-hand side of page entitled "Top five industry groups1." The first listing is Utilities 39%, the second is Finance 13%, the third Broker services 13%, the fourth Oil & gas 12%, and the fifth Banks-U.S. 9%.]

Among utility stocks, we saw winners in both the preferred and common stock categories. Our holdings in the preferred stock of Alabama Power Co., a wholly owned subsidiary of Southern Company, posted strong gains in response to investors' enthusiasm over the company's "back-to-basics" approach. Likewise, investors cheered Alliant Energy Corp.'s moves to sell some of its non-utility businesses as part of a plan to pay down debt, helping boost our common stock holdings in that company. The common stock of Chicago-based gas utility Peoples Energy Corp. also was among our list of top performers, due in part to strong pricing of oil and gas.

[Pie chart in middle of page with heading "Portfolio diversification 1." The chart is divided into three sections (from top to left): Preferred stocks 82%, Common stocks 13%, and Short-term investments & other 5%. ]

Our single biggest disappointment during the period was AMERCO, the parent company of truck-rental company U-Haul. The company struggled during the year, in part due to a credit-rating downgrade which, in turn, led to questions about its management strategies. Despite these problems, we continued to hold onto our stake in AMERCO because we believe that this well-known franchise is on course to reduce its debt and strengthen its balance sheet, moves that, if successful, potentially could put the company on firmer footing.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is SLM Corp. followed by an up arrow with the phrase "Student loan provider benefits from falling interest rates." The second listing is Alabama Power followed by an up arrow with the phrase "Renewed focus on electric business boosts investor confidence." The third listing is AMERCO followed by a down arrow with the phrase "Credit-rating downgrade fosters speculation about company's future."]

OUTLOOK

We're approaching the balance of 2003 with a fairly optimistic outlook for preferred and utility common stocks. Part of our optimism stems from our macroeconomic outlook, which calls for a continually sluggish economy coupled with sustained low interest rates, which should continue to prompt strong demand for relatively high-yielding preferred and utility common stocks. The dividend tax relief enacted in June -- which cut the dividend tax rate from a maximum of 38.6% to 15% -- also could help boost demand for many stocks that pay high dividends. We believe utility common stocks have other factors going for them as well, including the potential for more stable credit ratings, attractive valuations and, given the colder-than-normal nature of this past winter and spring, better year-over-year earnings comparisons.

"We're approaching the
 balance of 2003 with a
 fairly optimistic outlook
 for preferred and utility
 common stocks."

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. The team's statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 As a percentage of the Fund's portfolio on 5-31-03.


FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
May 31, 2003

This schedule is divided into three main categories: preferred stocks, common stocks and short-term investments. Stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


SHARES    ISSUER, DESCRIPTION                                                                                   VALUE
PREFERRED STOCKS 127.87%                                                                                 $121,155,812
(Cost $122,329,857)

Agricultural Operations 5.45%                                                                               5,160,000
 60,000   Ocean Spray Cranberries, Inc., 6.25%, Ser A (R)                                                   5,160,000

Banks -- United States 13.28%                                                                              12,583,700
102,100   FleetBoston Financial Corp., 6.75%,
          Depositary Shares, Ser VI                                                                         5,564,450
133,700   HSBC USA, Inc., $2.8575                                                                           7,019,250

Broker Services 20.12%                                                                                     19,063,266
100,600   Bear Stearns Companies, Inc., 6.15%,
          Depositary Shares, Ser E                                                                          5,432,400
 40,000   Bear Stearns Companies, Inc., 5.72%,
          Depositary Shares, Ser F                                                                          2,124,000
 48,000   Lehman Brothers Holdings, Inc., 5.67%,
          Depositary Shares, Ser D                                                                          2,546,400
102,500   Lehman Brothers Holdings, Inc., 5.94%,
          Depositary Shares, Ser C                                                                          5,535,000
120,700   Merrill Lynch & Co., Inc., 9.00%,
          Depositary Shares, Ser A                                                                          3,425,466

Diversified Operations 2.47%                                                                                2,340,920
 86,000   Grand Metropolitan Delaware, L.P., 9.42%, Gtd Ser A                                               2,340,920

Finance 20.13%                                                                                             19,076,450
 52,000   Citigroup, Inc., 6.213%, Depositary Shares, Ser G                                                 2,821,000
 88,700   Citigroup, Inc., 6.231%, Depositary Shares, Ser H                                                 4,789,800
100,000   J.P. Morgan Chase & Co., 6.625%,
          Depositary Shares, Ser H                                                                         $5,744,000
101,000   SLM Corp., 6.97%, Ser A                                                                           5,721,650

Leasing Companies 2.55%                                                                                     2,420,000
220,000   AMERCO, 8.50%, Ser A                                                                              2,420,000

Media 5.20%                                                                                                 4,922,280
203,400   Shaw Communications, Inc., 8.45%, Ser A (Canada)                                                  4,922,280

Oil & Gas 17.91%                                                                                           16,973,157
 60,989   Anadarko Petroleum Corp., 5.46%,
          Depositary Shares, Ser B                                                                          6,251,373
 52,200   Apache Corp., 5.68%, Depositary Shares, Ser B                                                     5,521,784
 50,000   Devon Energy Corp., 6.49%, Ser A                                                                  5,200,000

Utilities 40.76%                                                                                           38,616,039
251,400   Alabama Power Co., 5.20%                                                                          6,536,400
 20,000   Baltimore Gas & Electric Co., 6.99%, Ser 1995                                                     2,105,000
 15,790   Boston Edison Co., 4.78%                                                                          1,373,730
199,800   Coastal Finance I, 8.375%                                                                         4,185,810
136,600   El Paso Tennessee Pipeline Co., 8.25%, Ser A                                                      4,098,000
168,000   Energy East Capital Trust I, 8.25%                                                                4,561,200
 10,500   Massachusetts Electric Co., 6.99%                                                                 1,086,750
 15,000   Northern Indiana Public Service Co., 7.44%                                                        1,543,595
 30,000   PSEG Funding Trust II, 8.75%                                                                        820,500
 14,350   PSI Energy, Inc., 6.875%                                                                          1,534,732
 19,000   Public Service Electric & Gas Co., 6.92%                                                          1,938,000
 38,100   Puget Energy, Inc., 7.45%, Ser II                                                                   998,220
110,000   Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)                                                  2,145,000
148,400   TDS Capital II, 8.04%                                                                             3,754,520
 53,000   TXU US Holdings Co., $1.805, Depositary Shares, Ser B                                             1,340,900
  5,703   Wisconsin Public Service Corp., 6.76%                                                               593,682

COMMON STOCKS 20.41%                                                                                      $19,336,765
(Cost $22,475,143)

Utilities 20.41%                                                                                           19,336,765
 60,000   Alliant Energy Corp.                                                                              1,198,800
 88,000   Aquila, Inc.                                                                                        243,760
 27,500   Dominion Resources, Inc.                                                                          1,732,500
 30,000   DTE Energy Co.                                                                                    1,299,900
 81,000   KeySpan Corp.                                                                                     2,852,820
 34,000   NiSource, Inc.                                                                                      666,740
113,000   Northeast Utilities                                                                               1,826,080
 50,000   NSTAR                                                                                             2,331,500
 28,000   Peoples Energy Corp.                                                                              1,193,920
 37,500   Progress Energy, Inc. (CVO) (I)*                                                                      4,500
 73,500   Puget Energy, Inc.                                                                                1,723,575
234,000   Sierra Pacific Resources*                                                                         1,263,600
 62,000   TECO Energy, Inc.                                                                                   801,660
 30,000   WPS Resources Corp.                                                                               1,289,400
 59,000   Xcel Energy, Inc.                                                                                   908,010


                                                                             INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE    (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 7.09%                                                                               $6,713,791
(Cost $6,713,791)

Commercial Paper 7.09%
ChevronTexaco Corp., 06-02-03                                                    1.12%          $1,263      6,713,791

TOTAL INVESTMENTS 155.37%                                                                                $147,206,368

OTHER ASSETS AND LIABILITIES, NET (55.37%)                                                               ($52,462,302)

TOTAL NET ASSETS 100.00%                                                                                  $94,744,066


  * Non-income-producing security.

(I) This security is valued in good faith under procedures established by the Board of Trustees.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $5,160,000 or 5.45% of net assets as of May 31, 2003.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

May 31, 2003

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value for each
common share.

ASSETS
Investments at value (cost $151,518,791)                         $147,206,368
Cash                                                                      688
Dividends receivable                                                  249,124
Other assets                                                           28,204

Total assets                                                      147,484,384

LIABILITIES
Payable to affiliates
  Management fee                                                      103,997
  Administration fee                                                   19,610
Other payables and accrued expenses                                    96,061

Total liabilities                                                     219,668
Auction Rate Preferred Shares (ARPS), at value,
  unlimited number of shares of beneficial
  interest authorized with no par value,
  525 shares issued, liquidation preference of
  $100,000 per share                                               52,520,650

NET ASSETS
Common shares capital paid-in                                      99,027,349
Accumulated net realized loss on investments                       (3,022,472)
Net unrealized depreciation of investments                         (4,312,423)
Accumulated net investment income                                   3,051,612

Net assets applicable to common shares                            $94,744,066

NET ASSET VALUE PER COMMON SHARE
Based on 7,257,200 shares of beneficial interest
  outstanding -- unlimited number of shares
  authorized with no par value                                         $13.06

See notes to
financial statements.



OPERATIONS

For the year ended
May 31, 2003

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends                                                          $9,602,951
Interest                                                               42,796

Total investment income                                             9,645,747

EXPENSES
Investment management fee                                           1,102,113
Administration fee                                                    206,646
ARPS auction fee                                                      138,849
Federal excise tax                                                    126,994
Auditing fee                                                           51,450
Transfer agent fee                                                     51,439
Custodian fee                                                          37,072
Printing                                                               35,754
Registration fee                                                       33,972
Trustees' fee                                                           9,178
Legal fee                                                               1,812
Interest expense                                                        1,295

Total expenses                                                      1,796,574

Net investment income                                               7,849,173

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                   (1,089,148)
Change in net unrealized appreciation
  (depreciation) of investments                                     5,149,584

Net realized and unrealized gain                                    4,060,436

Distributions to ARPS                                                (795,256)

Increase in net assets from operations                            $11,114,353

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses and
distributions
paid to share-
holders.
                                                     YEAR          YEAR
                                                    ENDED         ENDED
                                                  5-31-02       5-31-03
INCREASE IN NET ASSETS
From operations

Net investment income                          $8,558,159    $7,849,173
Net realized loss                              (1,651,031)   (1,089,148)
Change in net unrealized
  appreciation (depreciation)                  (3,644,115)    5,149,584
Distributions to ARPS                          (1,164,688)     (795,256)

Increase in net assets resulting
  from operations                               2,098,325    11,114,353

Distributions to common shareholders
From net investment income                     (6,269,099)   (6,270,221)

NET ASSETS APPLICABLE TO COMMON SHARES
Beginning of period                            94,070,708    89,899,934

End of period 1                               $89,899,934   $94,744,066


1 Includes accumulated net investment income of $2,140,155 and $3,051,612, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           5-31-99     5-31-00     5-31-01    05-31-02    05-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $14.54      $13.84      $11.76      $12.96      $12.39
Net investment income 1                                   1.23        1.25        1.24        1.18        1.08
Net realized and unrealized
  gain (loss) on investments                             (0.61)      (2.16)       1.16       (0.73)       0.56
Distributions to ARPS                                    (0.29)      (0.31)      (0.34)      (0.16)      (0.11)
Total from
  investment operations                                   0.33       (1.22)       2.06        0.29        1.53
Less distributions to
  common shareholders
From net investment income                               (1.03)      (0.86)      (0.86)      (0.86)      (0.86)
Net asset value,
  end of period                                         $13.84      $11.76      $12.96      $12.39      $13.06
Per share market value,
  end of period                                         $11.50      $10.25      $11.75      $12.47      $13.07
Total return at market value 2 (%)                      (14.79)      (3.37)      23.81       13.76       12.50

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to common shares,
  end of period (in millions)                             $100         $85         $94         $90         $95
Ratio of expenses
  to average net assets 3 (%)                             1.84        1.96        1.91        1.96        2.11
Ratio of net investment income
  to average net assets 4 (%)                             8.66        9.97        9.89        9.09        9.21
Portfolio turnover (%)                                      30          22          10          16           9

SENIOR SECURITIES
Total value of ARPS outstanding
  (in millions)                                            $53         $53         $53         $53         $53
Involuntary liquidation preference
  per unit (in thousands)                                 $100        $100        $100        $100        $100
Approximate market value
  per unit (in thousands)                                 $100        $100        $100        $100        $100
Asset coverage per unit 5                             $290,113    $260,212    $276,853    $270,318    $277,801


1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment.

3 Ratios calculated on the basis of expenses applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.22%, 1.24%, 1.21%, 1.26% and 1.30% respectively.

4 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 5.73%, 6.31%, 6.27%, 5.84% and 5.70% respectively.

5 Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing that amount by the number of ARPS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Patriot Preferred Dividend Fund (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $2,301,910 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: May 31, 2010 -- $1,226,894 and May 31, 2011 -- $1,075,016. Net capital losses of $465,371 that are attributable to security transactions incurred after October 31, 2002, are treated as arising on June 1, 2003, the first day of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to common and preferred shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended May 31, 2003, the tax character of distributions paid was as follows: ordinary income $7,065,477. As of May 31, 2003, the components of distributable earnings on a tax basis included $2,974,007 of undistributed ordinary income. Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distri butions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.80% of the Fund's average weekly net assets and the value attributable to the ARPS.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications with the shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.15% of the Fund's average weekly net assets and the value attributable to the ARPS.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

Common shares

This listing illustrates the reclassification of the Fund's capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                          YEAR ENDED 5-31-02      YEAR ENDED 5-31-03
                        SHARES        AMOUNT     SHARES       AMOUNT

Beginning of period  7,257,200   $99,248,833  7,257,200  $99,156,472
Reclassification of
capital accounts            --       (92,361)        --     (129,123)
End of period        7,257,200   $99,156,472  7,257,200  $99,027,349

Auction rate preferred shares

The Fund issued 525 shares of Auction Rate Preferred Shares ("ARPS") on July 29, 1993, in a public offering. The underwriting discount of $918,750 and the offering costs of $610,007 associated with the offering of the common shares and ARPS were recorded as a reduction of the capital of common shares.

Dividends on the ARPS, which accrue daily, are cumulative at a rate that was established at the offering of the ARPS and has been reset every 49 days thereafter by an auction. Dividend rates on ARPS ranged from 1.18% to 1.77% during the year ended May 31, 2003. Accrued dividends on ARPS are included in the value of ARPS on the Fund's Statement of Assets and Liabilities.

The ARPS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The ARPS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the ARPS, as defined in the Funds' by-laws. On September 12, 2001, the Fund's Trustees approved the elimination of the dividend coverage test, effective October 1, 2001. If the dividends on the ARPS shall remain unpaid in an amount equal to two full years' dividends, the holders of the ARPS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the ARPS and the common shareholders have equal voting rights of one vote per share, except that the holders of the ARPS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the ARPS and common shares.

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2003, aggregated $11,489,390 and $13,616,414, respectively.

The cost of investments owned on May 31, 2003, including short-term investments, for federal income tax purposes was $151,688,719. Gross unrealized appreciation and depreciation of investments aggregated $9,415,437 and $13,897,788, respectively, resulting in net unrealized depreciation of $4,482,351. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended May 31, 2003, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $1,362, an increase in accumulated net investment income of $127,761 and a decrease in capital paid-in of $129,123. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 2003. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for deferred compen - sation, federal excise tax and expiring capital loss carryforward. The calculation of net investment income (loss) per share in the Financial Highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Deloitte & Touche
LLP, Independent
Auditors

To The Board of Trustees and Shareholders of John Hancock Patriot
Preferred Dividend Fund,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Patriot Preferred Dividend Fund (the "Fund") as of May 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended May 31, 2002 and 2003, and the financial highlights for each of the years in the five-year period ended May 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2003, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 9, 2003



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid during its taxable year ended May 31, 2003.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended May 31, 2003, 100% of the dividends qualify for the corporate dividends-received deduction.

The fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2003.

If the Fund paid dividends during the fiscal year end, shareholders will be mailed a 2003 U.S. Treasury Department Form 1099-DIV in January 2004. This will reflect the total of all distributions that are taxable for calendar year 2003.



INVESTMENT
OBJECTIVE
AND POLICY

The Fund's investment objective is to provide a high level of current income consistent with preservation of capital. The Fund will pursue its objective by investing in preferred stocks that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment-grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality. This policy supersedes the requirement that at least 80% of the Fund's total assets consist of preferred stocks and debt obligations rated "A" or higher and dividend paying common stocks whose issuers have senior debt rated "A" or higher.

On November 20, 2001, the Fund's Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances the Fund will invest at least 80% of its assets in dividend-paying securities. The "Assets" are defined as net assets including the liquidation preference amount of the ARPS plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

In November 2002, the Board of Trustees adopted several amendments to the Fund's by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the by-laws.

DIVIDEND
REINVESTMENT PLAN

The Fund offers its shareholders a Dividend Reinvestment Plan (the "Plan"), which offers the opportunity to earn compounded yields. Each holder of common shares may elect to have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as plan agent for the common shareholders (the "Plan Agent"). Holders of common shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone, or by visiting the Plan Agent's Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, non-participants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and
(2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (telephone 1-800-852-0218).

SHAREHOLDER
COMMUNICATION
AND ASSISTANCE

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.



SHAREHOLDER MEETING

On March 20, 2003, the Annual Meeting of the Fund was held to elect four Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund. The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                   WITHHELD
                            FOR   AUTHORITY
-------------------------------------------
Maureen R. Ford       6,788,023      79,814

Charles L. Ladner     6,779,102      88,735

Dr. John Moore        6,781,544      86,293

The preferred shareholders elected Ronald Dion to serve until his respective successor is duly elected and qualified, with the votes tabulated as follows: 425 FOR and 0 WITHHELD AUTHORITY.

The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending May 31, 2003, with the votes tabulated as follows: 6,765,366 FOR, 54,268 AGAINST and 48,627 ABSTAINING.


TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
James F. Carlin, Born: 1940                                                                 1993                30
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since
1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director and Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments)
(since 1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993), Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc.
(until 1999), Carlin Insurance Agency, Inc. (until 1999); Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           1985                30
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (since 2000), STC Broadcasting,
Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc. (since 2001), Adorno/
Rogers Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2001),
rateGenius (since 2001), LaQuinta Motor Inns, Inc. (hotel management company)
(until 1998), Jefferson-Pilot Corporation (diversified life insurance company)
(since 1985), New Century Equity Holdings (formerly Billing Concepts) (until 2001),
eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures (until 2001),
LBJ Foundation (until 2000), Golfsmith International, Inc. (until 2000), Metamor
Worldwide (until 2000), AskRed.com (until 2001), Southwest Airlines (since 2000)
and Introgen (since 2000); Advisory Director, Q Investments (since 2000); Advisory
Director, Chase Bank (formerly Texas Commerce Bank -- Austin) (since 1988),
LIN Television (since 2002) and WilTel Communications (since 2002).

Ronald R. Dion, Born: 1946                                                                  1998                30
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner 2, Born: 1938                                                              1993                30
Chairman and Trustee, Dunwoody Village, Inc. (retirement services);
Senior Vice President and Chief Financial Officer, UGI Corporation
(Public Utility Holding Company) (retired 1998); Vice President and
Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Patti McGill Peterson 2, Born: 1943                                                          2002                39
Executive Director, Council for International Exchange of Scholars (since
1998), Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1997); President Emerita of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (electric utility).

John A. Moore 2, Born: 1939                                                                  2002                39
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Steven Pruchansky, Born: 1944                                                               1993                30
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing
Director, JonJames, LLC (real estate) (since 2001); Director, First Signature
Bank & Trust Company (until 1991); Director, Mast Realty Trust (until
1994); President, Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 1993                30
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan 2, Born: 1930                                                                 1993                30
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company); Chairman,
Smith Barney Trust Company of Florida (retired 1991); Director, Smith
Barney, Inc., Mutual Management Company and Smith Barney Advisers, Inc.
(investment advisers) (retired 1991); Senior Executive Vice President, Director and member of the Executive Committee, Smith Barney, Harris Upham & Co.,
Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, (Subsidiaries, LLC), Hancock
Natural Resource Group, Independence Investment LLC, Independence Fixed
Income LLC, John Hancock Advisers, LLC (the "Adviser"), The Berkeley
Financial Group, LLC ("The Berkeley Group"), John Hancock Funds, LLC
("John Hancock Funds") and Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.")
(until 1999).

Maureen R. Ford, Born: 1955                                                                 2000                61
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John Hancock Funds;
Chairman, Director and Chief Executive Officer, Sovereign Asset
Management Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC, Independence Fixed Income LLC
and Signature Services; Senior Vice President, MassMutual Insurance Co.
(until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp.; Executive Vice President and Chief Investment
Officer, Baring Asset Management, London U.K. (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1993
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1993
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1993
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



[THIS PAGE INTENTIONALLY LEFT BLANK]



[THIS PAGE INTENTIONALLY LEFT BLANK]



FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
1 Wall Street
New York, New York 10286

TRANSFER AGENT FOR
COMMON SHAREHOLDERS

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660

TRANSFER AGENT FOR
AUCTION RATE PREFERRED SHARES

Deutsche Bank Trust Company Americas
280 Park Avenue
New York, New York 10017

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

STOCK SYMBOL

Listed New York Stock Exchange:
PPF

For shareholder assistance
refer to page 21



HOW TO
CONTACT US

On the Internet                    www.jhfunds.com

By regular mail                    Mellon Investor Services
                                   85 Challenger Road
                                   Overpeck Centre
                                   Ridgefield Park, NJ 07660

Customer service representatives   1-800-852-0218

Portfolio commentary               1-800-344-7054

24-hour automated information      1-800-843-0090

TDD Line                           1-800-231-5469



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS

1-800-852-0218
1-800-843-0090
1-800-231-5469 (TDD)

www.jhfunds.com

P700A  5/03
       7/03


ITEM 2.  CODE OF ETHICS.

Not applicable at this time.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit "Proxy Voting Policies and Procedures".

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

ITEM 10. EXHIBITS.

(a) Not applicable at this time.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c) Proxy Voting Policies and Procedures


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


By:
-----------------------
Maureen R. Ford
Chairman, President and Chief Executive Officer

Date:    July 24, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
-----------------------
Maureen R. Ford
Chairman, President and Chief Executive Officer

Date:    July 24, 2003




By:
-----------------------
Richard A. Brown
Senior Vice President and Chief Financial Officer

Date:    July 24, 2003